Prudential Investment Portfolios 8

Prudential Stock Index Fund

Supplement dated April 1, 2014 to the Currently Effective Statement of Additional Information

Effective immediately, the contractual management fee and subadvisory fee rates for the Prudential Stock Index Fund have been reduced.

To reflect these changes, in Part I of the Statement of Additional Information, the section entitled “Management and Advisory Arrangements” is hereby revised by deleting the existing management fee rate and the subadvisory fee rate, and substituting the following new management and subadvisory fee rates:

Management Fee Rate:

0.15% up to $1 billion of average daily net assets;
0.10% over $1 billion of average daily net assets.

Subadvisory Fee Rate:

0.10% on all assets.

LR581